PAINEWEBBER STRATEGY FUND
                Supplement to Prospectus dated September 27, 1999

         The PaineWebber Strategy Fund ("Fund") may stop offering its shares for purchase when it reaches $2 billion in assets (or when indications of interest to purchase Fund shares reach $2 billion). As provided in the Prospectus, after November 29, 1999, the Fund will stop offering its shares for purchase (including exchange purchases) for a period of up to 60 days. After this period, it is anticipated that if Fund assets exceed $2 billion the Fund will offer its shares only to existing shareholders.

         The following supplements the disclosure under "Exchanging Shares" on page 12: You may not exchange shares of other PaineWebber mutual funds for shares of the Fund. Exchanges of the Fund's shares for other PaineWebber mutual funds' shares will continue as described in the Prospectus.

         The following supplements the disclosure under "Class A Sales Charges" on page 8: Until November 29, 1999 (or until indications of interest to purchase Fund shares reach $2 billion, whichever occurs first), the Fund will waive the sales charge on Class A shares for investors who redeem shares of Conservative Portfolio, Moderate Portfolio and Aggressive Portfolio, the three series of Mitchell Hutchins Portfolios, to buy Class A shares of the Fund.



November 24, 1999